UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2007
Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia	20151

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-653-3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01
On October 25, 2007, Online Resources Corporation announced its financial results in a press release for the three months ended September 30, 2007. A copy of the transcript of the Company’s earnings call that took place on October 25, 2007 is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01
On October 25, 2007, Online Resources Corporation held a conference call to discuss its financial results for the three months ended September 30, 2007 and preliminary financial projections for 2008. Included as Exhibit 99.2 to this Current Report on Form 8-K is supplementary information regarding the preliminary financial projections provided during the conference call.
Item 9.01
Exhibit 99.1     Transcript of earnings call
Exhibit 99.2     Supplementary information regarding preliminary financial projections

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

October 29, 2007	By:	Catherine A. Graham
Name: Catherine A. Graham
Title: Executive Vice President,
Chief Financial Officer and Treasurer